Exhibit 99.1 1

Safe Harbor Statement This presentation contains statements relating to our expected financial performance, objectives, long-term strategies and/or future business prospects, events and plans that are forward-looking statements. Forward-looking statements represent our estimates and assumptions only as of the date of this presentation. Such statements include, without limitation, statements regarding: the Company’s planned merger transaction, including the anticipated timing thereof, various estimates we have made in preparing our financial Forward Looking statements, expected future trends relating to our industry, products and markets, anticipated customer demand for our products and services, trends relating to our shipments, leasing business, railcar services, revenues, profit margin, capacity, financial condition, and results of operations, our efforts to hire, train and retain skilled workers to meet customer demand and ramp up production levels, trends related to shipments for direct sale versus lease, our backlog and any implication that our backlog may be indicative of Disclaimer our future revenues, our vision, strategic objectives and long-term strategies, our results of operations, financial condition and the sufficiency of our capital resources, our capital expenditure plans and their anticipated benefits, short- and long-term liquidity needs, ability to service our current debt obligations and future financing plans, anticipated benefits regarding the growth of our leasing business, the mix of railcars, customers, and commodities in our lease fleet and our lease fleet financings, anticipated production schedules for our products and the anticipated production schedules of our joint ventures, the impact of the Tax Cuts and Jobs Act of 2017 on our business and financial statements, our plans regarding future dividends, including in light of the announced merger transaction, and the anticipated performance and capital requirements of our joint ventures. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those anticipated. Investors should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. The payment of future dividends, if any, and the amount thereof, will be at the discretion of our board of directors and will depend upon our obligations under the merger agreement entered into in October 2018, operating results, strategic plans, capital requirements, financial condition, provisions of our borrowing arrangements, applicable law and other factors our board of directors considers relevant. Other potential risks and uncertainties that could adversely affect our business and prospects include without limitation: risks relating to the satisfaction of the conditions to closing the merger in the anticipated timeframe or at all including, but not limited to, the failure to obtain necessary regulatory approval of the merger; potential negative effects of the announcement of the merger on the market price of our common stock; litigation or regulatory actions related to the proposed merger transaction; the ability to retain certain key employees of the Company in light of the announced merger transaction; our ability to meet our vision, strategic objectives and long-term strategies; our prospects in light of the cyclical nature of our business; the health of and prospects for the overall railcar industry; Forward Looking the risk of being unable to market or remarket railcars for sale or lease at favorable prices or on favorable terms or at all; the highly competitive nature of the manufacturing, railcar leasing and railcar services industries; challenges and costs relating to our ability to hire, train and retain qualified personnel; the risks associated with ongoing compliance with transportation, environmental, health, safety, and regulatory laws and regulations, which may be subject to change; the impact, costs and expenses of any warranty claims or impairment losses we may be subject to now or in the future; risks relating to our compliance with the Federal Railroad Administration (FRA) directive Disclaimer released September 30, 2016 and subsequently revised and superseded on November 18, 2016 (the Revised Directive) and the settlement agreement related thereto, any developments related to the Revised Directive and the settlement agreement related thereto and any costs or loss of revenue related thereto; the impact of policies and priorities of certain governments or other issues that may cause trade and market conditions that result in fluctuations in the supply and costs of raw materials, including steel and railcar components, and delays in the delivery of such raw materials and components and their impact on demand and margin; the variable purchase patterns of our railcar customers and the timing of completion, customer acceptance and shipment of orders, as well as the mix of railcars for lease versus direct sale; our ability to manage overhead and variations in production rates; our reliance upon a small number of customers that represent a large percentage of our revenues and backlog; fluctuations in commodity prices, including oil and gas; the risks associated with our current joint ventures and anticipated capital needs of, and production capabilities at our joint ventures; uncertainties regarding the Tax Cuts and Jobs Act of 2017 or other changes in our tax provisions or positions; the ongoing risks related to our relationship with Mr. Carl Icahn, our principal beneficial stockholder through Icahn Enterprises L.P. (IELP), and certain of his affiliates; the impact, costs and expenses of any litigation we may be subject to now or in the future; risks relating to the transition of the management of our railcar leasing business in-house; risks related to the loss of executive officers; the sufficiency of our liquidity and capital resources, including long-term capital needs to support the growth of our lease fleet; the risks related to our and our subsidiaries’ indebtedness and compliance with covenants contained in our and our subsidiaries’ financing arrangements; the conversion of our railcar backlog into revenues equal to our reported estimated backlog value; the risks and impact associated with any potential joint ventures, acquisitions, strategic opportunities, dispositions or new business endeavors, including without limitation the merger; the integration with other systems and ongoing management of our new enterprise resource planning system; and the additional risk factors described in our filings with the Securities and Exchange Commission. We expressly disclaim any duty to provide updates to any forward-looking statements made in this presentation, whether as a result of new information, future events or otherwise. Additional Information and Where to Find It The Company will prepare an information statement for its stockholders containing the information with respect to the proposed merger specified in Schedule 14C promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and describing the proposed merger. When completed, a definitive information statement will be mailed to the Company’s stockholders. Investors are urged to carefully read the information statement regarding the proposed merger and any other relevant documents in their entirety when they become available because they will contain important information about the proposed merger. You may obtain copies of all documents filed with the SEC regarding the merger agreement and the merger free of charge, at the SEC’s website, http://www.sec.gov, or from the Company by directing a request by mail to the Company at 100 Clark Street, St. Charles, Missouri 63301, Attention: Corporate Secretary, or by contacting the Company’s Investor Relations Department at 636.940.6000. 2

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ARI Successful Manufacturing and Diversified Railcars Components Business Model Railcar Repair Railcar Services Leasing Complete life cycle solutions for the railcar industry 4

ARI Locations 5

ARI Key Railcar Markets - Two Largest Product Segments in the Railcar Industry* HOPPER RAILCARS TANK RAILCARS • Product offerings include general service • Product offerings include general service, and specialty carbon steel or stainless steel pressurized, coiled, lined and insulated railcars that are capable of transporting: carbon steel or stainless steel railcars that • Plastic Pellets are capable of transporting: • Food Products • Chemicals • Grain • Ethanol • Sand • Food Products • Specialty Chemical Products • Natural Gas Liquids • Cement • Crude Oil 6 * Based upon backlog as of 9/30/18 per the Railway Supply Institute, Inc ARCI 2018 – 3rd Quarter Reporting Statistics (issued October 2018)

ARI’s Railcar Backlog 14,000 12,000 11,732 11,215 10,000 8,560 8,000 7,060 7,081 6,530 6,000 Total Railcar Backlog Railcar Total 4,240 4,000 3,813 1,940 2,000 1,050 550 - Dec 2008 Dec 2009 Dec 2010 Dec 2011 Dec 2012 Dec 2013 Dec 2014 Dec 2015 Dec 2016 Dec 2017 Sept 2018 Railcar backlog for lease - - - 2,200 1,810 2,330 2,844 1,452 1,637 389 1,486 Railcar backlog for direct sale 4,240 550 1,050 4,330 5,250 6,230 8,888 5,629 2,176 1,551 9,729 7

Manufacturing Segment

Manufacturing core competency allows ARI to be competitive and provide low cost, quality railcars and components

- Flexible manufacturing facilities to respond to changes in industry demand
- Strategic locations near customers and major rail lines
- Vertical integration from joint ventures and component manufacturing helps us to be cost competitive
- Experienced team striving for excellence (safety, quality, service)
- Numerous product offerings/designs that can be manufactured for direct sale or lease


Revenue
Operating Margin % ^
$1,200
$1,000
$800
$600
$400
$200
$-
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Q3 2018 TTM

^: Manufacturing segment revenues and operating margin % presented above include an estimate of revenue and profit, respectively, for railcars built for our lease fleet. Such revenues and profit are based on an estimated fair market value of the leased railcars as if they had been sold to a third party, less the cost to manufacture for operating margin %. Estimated revenues related to railcars built for our lease fleet are eliminated in consolidation.

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Railcar Leasing Segment Diversifying and supplementing our business with revenue streams generated over the life of the railcar (millions) Revenue Lease Fleet • Disciplined lease strategy balancing mix of customers, commodities, acceptable market $160 16,000 rates, and staggered lease terms $140 14,000 • Relatively young lease fleet with minimal maintenance expense $120 12,000 • Began in-house management of the railcar leasing business as a result of the ARL $100 10,000 sale on June 1, 2017 • Added to our existing sales force and $80 8,000 established lease fleet management group • Further integration of ARI’s business model $60 6,000 • Further fleet growth based on strategic opportunities and as demand dictates with $40 4,000 funding expected to come from existing liquidity and future railcar leveraged financing(s) $20 2,000 • Unencumbered leased railcars available to borrow against $- - 2012 2013 2014 2015 2016 2017 Q3-18 TTM 9

Railcar Services Segment SupportingSupporting both both ARI’s ARI’s lease lease fleet fleet and and customers' customers' railcar railcar needs, needs, while while gaining gaining valuable valuable industry industry insight insight Revenue Operating Margin % TRADITIONAL REPAIR (millions) $100 25% • Railcar qualifications and inspections $90 • Light/heavy railcar repairs • Exterior and interior coatings $80 20% • Cleaning $70 • Valve replacement and testing • Wheel and axle replacement $60 15% • Additional offerings for mini-shops and mobile $50 on-site customer repairs $40 10% TANK RAILCAR RETROFITTING $30 • Tank railcar manufacturing facility offers retrofit capabilities along with traditional $20 5% repair services $10 $- 0% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q3-18 TTM 10

Our Financial History Consolidated Revenue ($ mil) ^ $1,000.0 $889.3 $808.8 $750.6 $800.0 $711.7 $733.0 $639.1 $519.4 $600.0 $476.8 $495.1 $423.4 $400.0 $273.6 $200.0 $0.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q3 2018 ^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease. TTM Net Earnings & Adj. EBITDA ($ mil) $300.0 $278.9 Net Earnings Adj. EBITDA** $250.0 $200.0 $181.1 $188.0 $149.5 $147.6 $150.0 $133.5 $141.5 $107.8 $86.9 $99.5 $100.0 $78.8 $72.7 $50.5 $63.8 $40.0 $34.9 ** $39.8** $50.0 $31.4 $15.5 ($27.0) $4.5 $4.3 $0.0 ($50.0) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q3 2018 TTM * Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A. ** 2017 and Q3 2018 TTM net earnings exclude a $107.3 million tax benefit related to a one-time adjustment driven by the Tax Cuts and Jobs Act of 2017. Please see reconciliation of the impact of the tax adjustments due to the Tax Cuts and Jobs Act of 2017 on net earnings and earnings per 11 share on Exhibit B.

Our Financial History (continued) Operational CAPEX ($ mil) $50.0 $42.0 $40.0 $36.6 $30.0 $23.0 $20.0 $22.0 $20.1 $20.0 $15.0 $9.8 $10.0 $6.1 $6.2 $7.2 $0.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q3 2018 TTM Lease Railcar CAPEX ($ mil) # $350.0 $307.7 $300.0 $250.0 $211.6 $185.9 $200.0 $162.1 $163.8 $150.0 $90.3 $105.1 $100.0 $50.0 $29.4 $10.4 $0.0 $0.0 $0.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q3 2018 TTM 12 # Includes effect of leased railcars in process.

Quarterly Financial Comparison Consolidated Revenue ($ mil) ^ $200.0 $176.2 $167.5 $150.5 $145.0 $146.5 $150.0 $132.4 $114.7 $120.7 $116.2 $109.0 $100.0 $100.0 $50.0 $0.0 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 ^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease. * Net Earnings & Adj. EBITDA ($ mil) Net Earnings Adjusted EBITDA $60.0 $54.5 $50.4 $51.8 $50.0 $39.5 $37.0 $34.6 $36.9 $37.5 $40.0 $31.3 $36.1 $33.8 $30.0 … $22.8 $19.9 $20.0 $13.0 $13.1 $10.6 $10.9 ** $9.2 $10.0 $7.7 $8.9 $4.6 $0.0 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 * Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A. ** Q4-2017 net earnings exclude a $107.3 million tax benefit related to a one-time adjustment driven by the Tax Cuts and Jobs Act of 2017. Please see reconciliation of the impact of the tax adjustments due to the Tax Cuts and Jobs Act of 2017 on net earnings and earnings per share on Exhibit B. 13

Quarterly Financial Comparison (continued) Operational CAPEX ($ mil) $8.0 $6.7 $7.1 $6.0 $4.4 $4.8 $3.7 $4.0 $2.8 $2.3 $1.8 $2.0 $1.6 $1.4 $0.8 $0.0 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Lease Railcar CAPEX ($ mil) # $60.0 $55.9 $54.4 $47.9 $40.0 $36.0 $28.6 $31.4 $20.6 $20.9 $18.1 $20.0 $12.8 $1.2 $0.0 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 # Includes effect of leased railcars in process. 14

Exhibit A – Adj. EBITDA Reconciliation In Thousands, unaudited 15

Exhibit A – Adj. EBITDA Reconciliation EBITDA represents net earnings before income tax expense, interest expense (income) and depreciation of property, plant and equipment. The Company believes EBITDA is useful to investors in evaluating ARI’s operating performance compared to that of other companies in the same industry. In addition, ARI’s management uses EBITDA to evaluate operating performance. The calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company’s business. EBITDA is not a financial measure presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). Accordingly, when analyzing the Company’s operating performance, investors should not consider EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statement of operations or cash flow data prepared in accordance with U.S. GAAP. The calculation of EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies. Adjusted EBITDA represents EBITDA before share-based compensation expense (income) related to stock appreciation rights (SARs), other income related to our short-term investments, and losses from the impairment of long-lived assets. Management believes that Adjusted EBITDA is useful to investors in evaluating the Company’s operating performance, and therefore uses Adjusted EBITDA for that purpose. The Company’s SARs, which settle in cash, are revalued each period based primarily upon changes in ARI’s stock price. Management believes that eliminating the expense (income) associated with share-based compensation and income associated with short-term investments allows management and ARI’s investors to understand better the operating results independent of financial changes caused by the fluctuating price and value of the Company’s common stock and short-term investments. Adjusted EBITDA is not a financial measure presented in accordance with U.S. GAAP. Accordingly, when analyzing operating performance, investors should not consider Adjusted EBITDA in isolation or as a substitute for net earnings, cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The Company’s calculation of Adjusted EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies. 16

Exhibit B – Impact of 2017 Tax Act Reconciliation In Thousands, except per share amounts, unaudited 17

Exhibit B – Impact of 2017 Tax Act Reconciliation Net earnings excluding tax adjustments represents net earnings before a one-time adjustment related to the impact of the new Tax Cuts and Jobs Act of 2017 (the "2017 Tax Act"). The Company believes that net earnings excluding tax adjustments is a useful measure to investors in evaluating ARI’s operating performance compared to prior quarters as the impact of the 2017 Tax Act is not expected to be repeated. The calculation of net earnings excluding tax adjustments excludes the income tax benefit recognized by the Company related to its revaluation of deferred tax assets and liabilities to account for the future impact of lower corporate tax rates and other provisions of the 2017 Tax Act. Net earnings excluding tax adjustments is not a financial measure presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). Accordingly, when analyzing the Company’s operating performance, investors should not consider net earnings excluding tax adjustments in isolation or as a substitute for net earnings, cash flows provided by operating activities or other statement of operations or cash flow data prepared in accordance with U.S. GAAP. The calculation of net earnings excluding tax adjustments is not necessarily comparable to that of other similarly titled measures reported by other companies. 18

A Tradition of Industry Leadership